UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2025

ARROW ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

New York	1-4482	11-1806155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9151 East Panorama Circle, Centennial, CO	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

As of September 17, 2025, Arrow Electronics, Inc. (the “Company”) reaffirms its Third-Quarter 2025 Outlook, as provided in a press release issued July 31, 2025, that was previously furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on July 31, 2025.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On and effective as of September 16, 2025 (the “Effective Date”), the Board of Directors (the “Board”) of  the Company appointed William (“Bill”) F. Austen, age 66, as the Company’s Interim President and Chief Executive Officer (“CEO”). Mr. Austen succeeds Sean Kerins who separated from the Company as a Director, President and CEO as of the Effective Date.

Mr. Austen has served as a Director since May 15, 2020. Mr. Austen served as president, chief executive officer, and director of Bemis Company, Inc. a leading global manufacturer of flexible packaging products and pressure-sensitive materials, for six years prior to June 2019. From 2013 to 2014, he served as Bemis’ executive vice president of operations and chief operating officer. From 2000 to 2013, Mr. Austen held roles of increasing executive and operational leadership responsibilities with Bemis and Bemis’ divisions. Mr. Austen also served on the Board of Directors of Tenant Company and Arconic Corporation from 2007 through 2022 and 2020 through 2023 respectively.

Mr. Austen will remain on the Board, though he has stepped down as Chair of the Corporate Governance Committee and as a member of the Compensation Committee while serving as Interim President and CEO. Concurrent with Mr. Kerins’ resignation from the Board, the Board authorized a reduction in the size of the Board to nine members.

In connection with his separation, Mr. Kerins became entitled to receive the benefits provided to him under the Company’s Supplemental Executive Retirement Plan and SERP Health Plan for a separation from service following his normal retirement date (as set forth in the applicable plan). In addition, he and the Company entered into a Separation and Release of Claims Agreement, dated September 16, 2025 (the “Separation Agreement”), pursuant to which all of his vested and outstanding non-qualified stock option awards will remain exercisable until the earlier of (i) the end of the original 10-year term of the option or (ii) 24 months from the Effective Date. He will not receive any severance payments, and his unvested equity and cash incentive awards are forfeited as of the Effective Date. As part of the Separation Agreement, Mr. Kerins has agreed to provide continued assistance to the Company to support transition efforts for at least six months at a monthly rate of $61,000. The Separation Agreement includes customary provisions releasing claims against the Company and regarding confidentiality, non-disclosure, non-competition, non-solicitation, and cooperation.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On September 16, 2025, the Company issued a press release relating to the above leadership change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following are filed herewith:

Exhibit No.	Description
10.1	Sean Kerins Separation and Release of Claims Agreement dated September 16, 2025.

99.1	Press Release dated September 16, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Information Relating to Forward-Looking Statements

This current report on Form 8-K includes “forward-looking” statements, as the term is defined under the federal securities laws. Forward-looking statements are those statements which are not statements of historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “would,” “could,” “believes,” “seeks,” “projected,” “potential,” “estimates,” and similar expressions. Such forward-looking statements include, but are not limited to, statements regarding: Arrow’s future financial performance, including its outlook on financial results for the third quarter of fiscal 2025 such as sales, net income per diluted share, non-GAAP net income per diluted share, average tax rate, interest and other expense, impact to sales due to changes in foreign currencies, the timing of the completion of the company’s restructuring initiatives (the “Operating Expense Efficiency Plan”) and Arrow’s estimated costs and expected operating expense reductions associated therewith, industry trends and expectations regarding market demand and conditions, and shareholder returns. These and other forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: unfavorable economic conditions; disruptions, shortages, or inefficiencies in the supply chain; trade protection measures, tariffs, increased trade tensions, trade agreements and policies, and other restrictions, duties, and value-added taxes, and the associated macroeconomic impacts; the incurrence of additional charges not currently contemplated and failure to realize contemplated cost savings due to unanticipated events that may occur in connection with the implementation of the Operating Expense Efficiency Plan; political instability and changes; impacts of military conflict and sanctions; industry conditions; changes in product supply, pricing and customer demand; competition; other vagaries in the global components and the global ECS markets; deteriorating economic conditions, including economic recession, inflation, tax rates, foreign currency exchange rates, or the availability of capital; the effects of natural or man-made catastrophic events; changes in relationships with key suppliers; increased profit margin pressure; changes in legal and regulatory matters; non-compliance with certain regulations, such as trade, export, antitrust, and anti-corruption laws; foreign tax and other loss contingencies; breaches of security or privacy of business information and information system failures, including related to current or future implementations, integrations and upgrades; outbreaks, epidemics, pandemics, or public health crises; executive orders and regulatory trends and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, governance, cybersecurity, data privacy, and artificial intelligence issues; and the company's ability to generate positive cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q and the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: September 17, 2025	By:	/s/ Carine Jean-Claude
Carine Jean-Claude
Senior Vice President, Chief Legal and Compliance Officer, and Secretary